================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                          ---------------------------


                                   FORM 8-K

                      Current Report Pursuant to Section
              13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported)
                               November 3, 2003

                          ---------------------------

                 AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                     Utah
    -----------------------------------------------------------------------
                (State or other jurisdiction of incorporation)

         0-20642                                        87-0375093
 ------------------------                    ---------------------------------
 (Commission file number)                    (IRS employer identification no.)


              80 West Canyon Road, Alpine, Utah                        84004
---------------------------------------------------------------       -------
           (Address of principal executive offices)                  (Zip code)

                                (801) 756-1414
-------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                  This document contains a total of 3 pages.

================================================================================

Item 4.

The Registrant reports that it has engaged the firm of Elliott Davis, LLC as its principal certified public accountants. The date of the engagement of Elliott Davis, LLC was November 3, 2003. As of the date of this filing, the Registrant has not consulted Elliott Davis, LLC regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audited opinion that might be rendered on the registrant's financial statements. Nor has the registrant been provided either written or oral advice from Elliott Davis, LLC that was an important factor considered by the registrant in reaching any decision as to an accounting, auditing or financial reporting issue. Finally, there is not, nor has there been any matter that was subject to disagreement between the registrant and Elliott Davis, LLC since Elliott Davis, LLC was retained.

The decision to engage the certified public accounting firm of Elliott Davis, LLC was approved by the Registrant's Board of Directors.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 12, 2003           AMERICAN CONSOLIDATED MANAGEMENT
                                    GROUP, INC.


                                    By:    /s/ George Mappin
                                          -----------------------------
                                           George Mappin, Secretary